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                                                                   EXHIBIT 10.7


                               [AOLA LETTERHEAD]


                                                      March 30, 2001


CompuServe Interactive Services, Inc.
5000 Arlington Centre Boulevard
Columbus, Ohio 43220-0212


America Online, Inc.
22000 AOL Way
Dulles, VA 20166-9323


Ladies and Gentlemen:

         This letter agreement is intended to set forth our agreement and understanding with respect to the use and definition of the terms "Stockholders' Agreement", "Certificate of Incorporation" and "Related Agreements", as those terms are respectively used and defined in the AOL License Agreement, dated as of August 7, 2000, by and between America Online, Inc. ("AOL") and America Online Latin America, Inc. ("AOLA") (the "AOL License Agreement"), the AOL Online Services Agreement, dated as of August 7, 2000, by and between AOL and AOLA (the "AOL Online Services Agreement"), the CIS License Agreement, dated as of August 7, 2000, by and between CompuServe Interactive Services, Inc. ("CIS") and AOLA (the "CIS License Agreement") and the CIS Online Services Agreement, dated as of August 7, 2000, by and between CIS and AOLA (the "CIS Online Services Agreement," and together with the AOL License Agreement, the AOL Online Services Agreement and the CIS License Agreement, the "AOL and CIS Agreements"). The undersigned hereby acknowledge and agree to the following:

         1. The definition of the term "Stockholders' Agreement" as defined in Attachment A of the AOL License Agreement, Attachment A of the CIS License Agreement, and within the definition of "Related Agreements" in the AOL Online Services Agreement and the CIS Online Services Agreement, and as referenced throughout each such agreement, is hereby amended to mean the Amended and Restated Stockholders' Agreement, dated as of the date hereof, by and among AOLA, AOL, Aspen Investments, LLC and Atlantis Investments, LLC, as the same may be amended or restated from time to time.

         2. The definition of the term "Certificate of Incorporation" as used in the CIS Online Services Agreement and referred to within the definition of "Related Agreements" in both the CIS Online Services Agreement and the AOL Online Services Agreement, and as referenced throughout each such agreement, is hereby amended to mean the Restated Certificate of Incorporation, dated as of the date hereof, as the same may be amended or restated from time to time.


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         Except as expressly modified hereby, the AOL and CIS Agreements as of the date hereof shall remain in full force and effect.

         This agreement reflects the present agreement of the parties hereto with respect to the modifications contemplated hereby and shall be binding upon and enforceable against the parties hereto.

         Any claim arising under or relating to this agreement shall be governed by the internal substantive laws of the State of New York, without regard to principles or conflict of laws.

         Any term of this agreement may be amended or waived only with the written consent of each of the parties hereto.

         This agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         All notices, requests, consents and other communications hereunder shall be made in accordance with the provisions of the applicable AOL and CIS Agreement.




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         Please indicate your acceptance of the foregoing by signing and returning the enclosed extra copy of this letter agreement.


                                             Very truly yours,

                                             AMERICA ONLINE LATIN AMERICA, INC.


                                             By:      /s/Javier Aguirre
                                             Name:    Javier Aguirre
                                             Its:     CFO


The foregoing is agreed to and accepted
this 30th day of March 2001.

COMPUSERVE INTERACTIVE SERVICES, INC.

By:   /s/ Joseph A. Ripp
Name: Joseph A. Ripp
Its:  Vice President
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The foregoing is agreed to and accepted
this 30th day of March 2001.

AMERICA ONLINE, INC.

By:   /s/ Joseph A. Ripp
Name: Joseph A. Ripp
Its:  Executive Vice President and CFO
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